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                                  JOHNSONFAMILY
                                      FUNDS
                         OCTOBER 31, 2000 ANNUAL REPORT

TABLE OF CONTENTS




Portfolio Commentaries ................................................    1

Schedules of Investments
     JohnsonFamily Intermediate Fixed Income Fund .....................   11
     JohnsonFamily Large Cap Equity Fund ..............................   14
     JohnsonFamily Small Cap Equity Fund ..............................   16
     JohnsonFamily International Equity Fund ..........................   18

Statements of Assets and Liabilities ..................................   22

Statements of Operations ..............................................   23

Statements of Changes in Net Assets ...................................   24

Financial Highlights ..................................................   26

Notes to the Financial Statements .....................................   28

Report of Independent Public Accountants...............................   32


                        --------------------------------
                                NOT FDIC-INSURED
                        ---------------------------------
                        May lose value No bank guarantee
                        ---------------------------------


Shares of JohnsonFamily Funds are distributed by an independent third party, SEI Investments
Distribution Co.

PORTFOLIO COMMENTARIES OCTOBER 31, 2000
INTERMEDIATE FIXED INCOME FUND

Interest rates declined on balance during the Fund's fiscal year. The first three months of the year saw a steep increase in rates as a result of concerns that strong economic growth would lead to inflation. In particular, rising labor costs due to tight labor market conditions were seen as an inflationary risk. The Fed acted on these concerns by raising the discount rate five times until May 2000. Since then interest rates have declined. Increasing evidence of slowing economic growth had a positive influence on bond markets. Soaring oil prices were considered less an inflationary concern than an additional damper on growth. At present levels, oil and natural gas prices will continue to be a drag on consumer spending well into 2001.


[GRAPHIC OMITTED]

TOTAL RETURN

For the period ended   October 31, 2000      For the period ended    September 30, 2000
     One Year          Average Annual*            One Year           Average Annual*
---------------------------------------      --------------------------------------------
       5.60%              3.49%                     5.10%                 3.36%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

[PLOT POINTS FOLLOW]

             JohnsonFamily                                 Lipper Intermediate
             Intermeditae          Lipper Intermediate       Investment Grade
              Debt-Funds            Government/Credit           Debt-Funds
           Fixed Income Fund              Index               Classification
3/31/98         10,000                   10,000                  10,000
10/31/98        10,590                   10,634                  10,542
10/31/99        10,351                   10,740                  10,547
10/31/00        10,930                   11,431                  11,162

*ANNUALIZED
PAST PERFORMANCE IS NOT PREDUCTIVE OF FUTURE RESULTS.

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
   The Lehman Brothers Intermediate Government/Corporate Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt. The Index sectors are industrial, finance, utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.
   The Lipper Intermediate Investment Grade Debt Index includes the 30 largest funds which, by prospectus or portfolio practice, invest at least 65% of its assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   1

PORTFOLIO COMMENTARIES OCTOBER 31, 2000
INTERMEDIATE FIXED INCOME FUND (CONTINUED)

Throughout the fiscal year, the Fund held corporate securities with an average maturity slightly longer and on the higher side of the quality ratings than its benchmarks, because of their attractive yield levels relative to treasury issues. While this contributed to the interest income of the Fund, price performance lagged that of Treasury bonds, which have a higher weighting in the benchmark indices. The total return for the year was 5.60%. This figure is composed of the change in the market value of the bonds plus the interest earned on those bonds. The 30-day yield on the Fund as of October 31, 2000 was 6.40%.

We believe high-grade corporate bonds are more attractive than they have been in recent years relative to other fixed income alternatives. For the time being we will maintain our current weighting in corporates at 39% of Fund assets, in order to take advantage of the higher yields. The Fund's 4% weighting in the mortgage pass through obligations sector will also contribute to higher yields.

We expect rates to continue to decline modestly as US and foreign economies face slower economic growth. The next action by the Fed is likely to be an easing. Under this scenario, our current strategy of overweighting corporate and government agency bonds, and underweighting treasury securities should be rewarded longer term, while providing a competitive yield.

GEORGE A. BALISTRERI, CFA
Portfolio Manager


2  JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2000
LARGE CAP EQUITY FUND

The Fund's 2000 fiscal-year performance reflected the transitional nature of the investing environment within the equity market. The first five months were an extension of last year's market with strong economic growth and solid consumer spending leading to above average earnings growth and unprecedented multiple expansion for the perceived fastest growers. Money flow remained strong for funds with high technology exposure and index funds (which were increasingly emphasizing technology), and their performance through the end of March was impressive. By the second quarter, the Fed's two-year policy of raising interest rates, due to concerns of an overheating economy potentially triggering a resurgence of inflation, was changing investor psychology. Even though the economy continued to grow at a high rate, earnings and sales growth began to slow, future growth rates were being questioned, and stocks with the loftiest valuations corrected. The more conservative investing environment since March has favored active managers with the rallies being broad based and the corrections focused in the high risk sectors of the market. The technology

[GRAPHIC OMITTED]

TOTAL RETURN

For the period ended   October 31, 2000      For the period ended    September 30, 2000
     One Year          Average Annual*            One Year           Average Annual*
---------------------------------------      --------------------------------------------
       2.34%              1.76%                     1.56%                 0.12%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

[PLOT POINTS FOLLOW]

             JohnsonFamily                               Lipper Multi-Cap
               Large Cap              S&P 500              Value Funds
              Equity Fund              Index             Classification
3/31/98          10,000                10,000                 10,000
10/31/98          9,614                10,062                  9,548
10/31199         10,223                12,645                 10,617
10/31/00         10,462                13,415                 11,775

*ANNUALIZED
PAST PERFORMANCE IS NOT PREDUCTIVE OF FUTURE RESULTS.

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
   The S&P 500(R) Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
   The Lipper Multi-Cap Value Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, invests in companies of various sizes, normally those that are considered undervalued relative to major stock indexes based on price-to-current earnings and price-to-book ratios.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                         JOHNSONFAMILY FUNDS ANNUAL REPORT  3

PORTFOLIO COMMENTARIES OCTOBER 31, 2000
LARGE CAP EQUITY FUND (CONTINUED)

heavy NASDAQ Index rose 54.3% through March 31 and lost 26.2% over the last 7 months, while the less volatile Dow Jones Industrial Average rose 2.5% and 1.3% respectively. For the fiscal year, the NASDAQ was up 13.8%, the Lipper Multi-Cap Value Index rose 9.9%, the S&P 500 Index and Dow Jones Industrial Average gained 6.1% and 3.5% respectively, and the Fund increased 2.3%.

The  Large  Cap  Equity  Fund's  performance  relative  to the S&P 500 Index was reflective  of the  shift  from  an  aggressive  but  narrow  market,  to a more conservative broad-based market environment. In the first five months of the fiscal year, performance was isolated in the technology sector and select large capitalization stocks in the remaining sectors, two areas in which the Fund was underweighted. Levels of optimism and aggressiveness reached historic heights in the first quarter, as investors poured money into stocks that were overvalued by traditional methods but expected to grow at current rates for many years. The second quarter correction, that mainly hit the technology sector, was as unexpected as the previous six-month rally. Fundamentals continued strong for stocks with the only negatives being a slowdown in the money flows from first quarter levels, and the Fed draining excess money supply from the system that had been built-up due to Y2K concerns. The summer rally was broad based, particularly in August, and the Fund's holdings in Energy, Financials, Utilities, and Health Care, mainly defensive sectors, generated the best performance we have seen in two years. Over the last two months of the fiscal year, uncertainty replaced the confidence investors had exhibited over the last two years. A combination of slowing economic growth, concern over the level and longevity of earnings growth, inflation worries, and political uncertainty have many investors seeking safe havens in the equity market. This has provided the Fund, over the past 7 months, with the best relative performance versus the S&P 500 Index seen in a couple of years.

Although the level of investor confidence, optimism, and aggressiveness has declined over the past six months, the level of risk remains high in several sectors of the equity market and the increasing volatility we have recently experienced is likely to remain for several years. We believe the Fund is well positioned for this volatile environment, continuing to generate a generous and consistent return over time.

WENDELL L. PERKINS, CFA
MICHAEL A. PETERSEN, CFA
MARGARET MCKAY, CFA
Portfolio Managers



4  JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2000
SMALL CAP EQUITY FUND

For the one-year period ended October 31, 2000, the small-cap market finally lived up to its expectations and outperformed the large-cap market, reversing a five-year trend. The Federal Reserve continued to increase interest rates during the Fund's fiscal year to slow the economy down to a more sustainable pace and keep inflation under control. The year was characterized by extreme volatility as investors ran from one speculative market to another. Value stocks had a tough time keeping up with growth stocks during the fiscal year but were much less volatile. The rising interest rate environment negatively affected the more interest-rate-sensitive value indices, but this was more than offset by strength in many other sectors. Growth index returns were driven by the speculative buying in the internet/technology and biotech sectors.


[GRAPHIC OMITTED]

TOTAL RETURN

For the period ended   October 31, 2000      For the period ended    September 30, 2000
     One Year          Average Annual*            One Year           Average Annual*
---------------------------------------      --------------------------------------------
      11.24%             (2.78)%                   11.66%                (2.54)%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

[PLOT POINTS FOLLOW]

             JohnsonFamily             S&P 500           Lipper Small-Cap
               Small Cap              SmallCap              Value Funds
              Equity Fund             600 Index           Classification
3/31/98          10,000                10,000                10,000
10/31/98          8,220                 7,908                 8,193
10/31/99          8,357                 8,861                 8,648
10/31/00          9,297                11,100                10,483

*ANNUALIZED
PAST PERFORMANCE IS NOT PREDUCTIVE OF FUTURE RESULTS.

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
   The S&P SmallCap 600 Index is a capitalization-weighted index of 600 domestic stocks that measures the performance of companies with a small market capitalization. The S&P SmallCap 600 Index fluctuates due to changes in the aggregate market value of these stocks.
   The Lipper Small Cap Value Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, invests primarily in small companies that are considered undervalued relative to major stock indexes based on price-to-current earnings and price-to-book ratios.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.

                                            JOHNSONFAMILY FUNDS ANNUAL REPORT  5

PORTFOLIO COMMENTARIES OCTOBER 31, 2000
SMALL CAP EQUITY FUND (CONTINUED)

Speculative buying continued in the internet/technology and biotech sectors throughout the early part of the fiscal year as investors bet that rising interest rates would not dim the growth outlook of these sectors. Four months into the fiscal year, value stocks were significantly underperforming the growth counterparts. During this period, the relatively low valuation for the value sector attracted interest from larger companies and management-led leveraged buy-outs ("LBOs"). Nine of the Fund's companies were acquired at premium prices during the fiscal year. As is so often the case with market excesses, the bubble burst and speculative investors could not sell fast enough. There were no underlying fundamentals to support valuation levels for many of these internet and biotech stocks. During the last eight months of the fiscal year, the markets reverted to a more normal investment environment and many of the over-sold value sectors began to come back.

For the fiscal year ended October 31, 2000, the JohnsonFamily Small Cap Equity Fund lagged its benchmark due to its underweighting in technology and biotech, which is part of the health care industry. The valuation of the technology sector remained at relatively high levels the entire year. We were uncomfortable holding such richly valued securities when we had the opportunities to buy quality companies at steep discounts to their normal value. The Fund's average weighting in technology was approximately 10-13% for the fiscal year. The S&P SmallCap 600 Index had an average weighting for technology of over 20% during most of the year, peaking at over 30%. The same holds true for the health care sector, where biotech companies, at one time, accounted for almost half of the industry weighting. The Fund was overweighted in the beaten-down sectors such as consumer staples, insurance, banking and energy.

There  were  many  industries  where  the  Fund   experienced   strong  relative
performance, energy was up 60%, insurance 52%, financials 46%, chemicals 41% and industrial 22%. Below are the highlights in each sector:

ENERGY: Every stock in this sector performed well benefiting from the increasing oil and natural gas prices. We purchased many of these stocks when oil was under $20 a barrel. Mitchell Energy & Development Corporation (up 110%) and Louis Dreyfus Natural Gas
            Corporation (up 60%) are exploration and production companies in both oil and natural gas.

INSURANCE:  Everest  Re  Group,  Ltd.  (up  125%  for  the fiscal year) provides reinsurance to property and casualty insurers in the US and international markets. Everest Re has been consistently growing its earnings around 15% a year. The insurance group was one of the worst performing sectors last year. This year...one of the best.

FINANCIALS: Raymond James Financial (up 77% from 2/17/00, the date of  purchase, through 10/31/00) is an investment bank and broker/dealer serving individuals, corporations and municipalities. Raymond James and its industry continue to benefit from an increased level of consolidation. We like Raymond James because of its' distribution channel. It currently has the 5th largest distribution channel for financial products and services. This channel is very valuable to larger companies looking to cross-sell their products and services.

6  JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2000
SMALL CAP EQUITY FUND (CONTINUED)


CHEMICALS:   Dexter Corporation (up 75% from the beginning  of  the fiscal  year until  9/6/00, the date of sale) is a  specialty  chemical  company focused in the aerospace,  electronics,  food packaging and medical markets.  The  company  also developed and manufactured  biological
             and  biochemical  products  for  the   life  science  and  research
             industry.  Under  pressure from  shareholders,  the  company  split
             itself  up  and   sold off the  pieces  to  realize  the  value  of
             the life science business.

INDUSTRIALS: Cordant  Technologies (up 83%  from the beginning of the year until
             5/23/00, the date it was acquired) is an aerospace/defense company specializing in rocket motors, precision fastening systems and turbine engine components. Cordant was acquired by Alcoa for a 93% premium. Prior to the offer, Cordant had a P/E of 7.0x and P/CF of only 3.5x.

             SPS Technologies (up 67% for the full fiscal year period) designs, manufactures, and markets fasteners, specialty materials, magnetic material, aerospace structures and precision tools. SPS is benefiting from a rebound in the commercial aerospace industry.

Our process continues to focus on undervalued companies within their sector that exhibit low leverage and strong cash flow. Low debt levels provide companies with the financial flexibility needed during difficult economic environments. Companies that generate strong cash flow are in a better position to increase shareholder wealth over the long term. We feel more comfortable owning companies that have strong fundamentals supporting their stock price than companies that have little or no earnings and continue to require cash for investments in anticipation of future profitability.

Last year was a very encouraging year for the small-cap market. Valuations and growth prospects relative to the large-cap market are still very appealing. The small-cap value market in particular is positioned extremely well for the coming year. As growth in the technology sector begins to slow, as it does for all cyclical sectors eventually, valuations are contracting. Growth managers and growth indices are beginning to feel the pain. As the economy begins to slow, the Fund's holdings in the stable sectors of the market, consumer staples, utilities and real estate, continue to do well. The Fund is positioned well in many other sectors, as the market has already priced a recession into many of our "old economy" companies. The Fund should also benefit from a more normal investment environment where investors focus on earnings, cash flow, sustainable growth, dividends and most of all, valuation.


WENDELL L. PERKINS, CFA
MICHAEL A. PETERSEN, CFA
MARGARET MCKAY, CFA
Portfolio Managers


                                            JOHNSONFAMILY FUNDS ANNUAL REPORT  7

PORTFOLIO COMMENTARIES OCTOBER 31, 2000
INTERNATIONAL EQUITY FUND

For the one-year period ended October 31, 2000, the JohnsonFamily International Equity Fund returned 7.2%. The benchmark MSCI All Country World ex-USA returned -3.4% during the same period. The Fund's outperformance was primarily due to the attention to valuation and relative risk, resulting in relatively low weights in the telecommunications and technology sectors, an underweighting in Japanese stocks, and an overweighting of defensive stocks. After strong growth in 1999, central banks seeking to reduce inflationary pressures have been persistently tightening monetary conditions, resulting in slower world growth and tighter corporate margins. Share prices have moved downward correspondingly.



[GRAPHIC OMITTED]

TOTAL RETURN

For the period ended   October 31, 2000      For the period ended    September 30, 2000
     One Year          Average Annual*            One Year           Average Annual*
---------------------------------------      --------------------------------------------
       7.15%              4.93%                     9.99%                 5.56%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

[PLOT POINTS FOLLOW]

                                  Morgan Stanley
             JohnsonFamily     Capital International     Lipper Small-Cap
             International       All Country World          Value Funds
              Equity Fund           ex-USA Index          Classification
3/31/98         10,000                 10,000                  10,000
10/31/98         8,969                  9,214                   9,549
10/31/99        10,570                 11,608                  12,023
10/31/00        11,326                 11,380                  12,350

*ANNUALIZED
PAST PERFORMANCE IS NOT PREDUCTIVE OF FUTURE RESULTS.

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
   The Morgan Stanley Capital International All Country World ex-USA Index is the aggregate of 47 of 51 individual country indices calculated by MSCI. The Index excludes the USA. Each country index is calculated using the five following steps: 1) define the local market by constructing a matrix of all listed securities; 2) sort the matrix by industry; 3) capture 60% of the market cap of each group by selecting the most investable stocks in each industry; 4) avoid cross-ownership; and 5) apply full market cap weights to each stock in the index.
   The Lipper International Fund Index includes the 30 largest funds which, by prospectus or portfolio practice, normally invest their assets in securities whose primary trading markets are outside the United States. Each fund is equally weighted in the Index and is adjusted for capital gains distributions and income dividends.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
   Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.

8  JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2000
INTERNATIONAL EQUITY FUND (CONTINUED)

REGIONAL DIVERSIFICATION
The Fund is structured with a focus on developed global markets, with a small exposure to lesser-developed markets such as Mexico, Brazil and Malaysia. The holdings in the Fund are diversified across 25 countries. The Fund is nearly two-thirds invested in Europe and the United Kingdom. Relative to the benchmark for the fiscal year ended October 31, 2000, the Fund was underweighted in Japan and in the emerging Asian markets, which contributed positively to performance. For the one year period ended October 31, 2000, Japan's Nikkei 225 Index fell 22% (in US dollar terms) and the MSCI All Country Asia Pacific Free ex-Japan Index fell 18%. Strong export growth in Japan helped contribute to a 43% year-over-year increase in corporate profits of listed companies, albeit from a low base in 1999. However, EPS growth had already been factored into share prices, and the lack of positive economic news, the drop-off in government spending as public debt relative to GDP reached an unprecedented level, the prospect of slower world economic growth, and an increasing number of bankruptcies stemming from the excesses of the bubble years sent share prices tumbling. The Nikkei 225 Index has returned to the levels of the early 1990s. The Fund's overweighted position in Europe also contributed positively in terms of price performance in local currency terms. However, the weakness of the Euro relative to the US dollar wiped out gains in US dollar terms. US dollar strength against all major currencies over the year has contributed negatively to unhedged international equity returns.

INDUSTRY SECTOR DIVERSIFICATION AND PERFORMANCE
The holdings in the Fund are diversified across 20 economic sectors, which may reduce volatility over the long term. The Fund is structured with a value emphasis and our investment process focuses on companies we consider to be strong with solid cash flows, conservative balance sheets and a competitive market share. This approach has been amply rewarded over the past year, particularly in Japan, where the Fund's holdings increased in value by 5% over the fiscal year, versus a 22% decline in the Nikkei 225. Across countries, the Fund was overweighted in health care, services, and industrials, and significantly underweighted in telecommunications and technology companies. Market returns across regions were driven by pharmaceutical companies as competitive pressures eased and health care stocks were considered a safe haven from the sell-off in technology and telecommunications. The latter sectors were particularly hard-hit by concerns about slowing world growth, since valuations among this group were dependent upon continuing strong demand. Utilities also performed well as a defensive play. Energy stocks remained in favor as oil prices continue to hover near all-time highs. Results in the financial sector were mixed. Inflationary concerns led central banks in most regions to rein in liquidity, while the proportion of non-performing loans is on the rise. However, consolidation in the industry and higher fee-based revenues drove returns for selected companies.


                                           JOHNSONFAMILY FUNDS ANNUAL REPORT  9

PORTFOLIO COMMENTARIES OCTOBER 31, 2000
INTERNATIONAL EQUITY FUND (CONTINUED)



VALUE EMPHASIS
The Fund owns international equity securities that we consider to be undervalued relative to their respective country indices and industry peer groups. In reviewing the basic valuation measures, the Fund's price/earnings ratio and price/book ratio as of October 31, 2000 were 23.5x and 3.9x respectively versus 33.8x and 6.3x for the average Morningstar Foreign Stock Fund*. Significantly, the median market capitalization of the Fund is about $9 billion, against the Morningstar average of $24 billion. International mutual fund managers have reduced their exposure to Japan since the beginning of the fiscal year, to the detriment of large-cap technology and bank stocks. We remain cautious with respect to the Japanese market, as concerns have mounted that Japan is ill-positioned to weather a global slow-down, due to a reliance on exports and weakness in both corporate and public balance sheets. The outlook for Europe remains relatively favorable, as the switch to the common currency has improved capital market liquidity, and structural changes have paved the way for greater efficiency and productivity in the medium term.

WENDELL L. PERKINS, CFA
MICHAEL A. PETERSEN, CFA
MARGARET MCKAY, CFA
Portfolio Managers

* The Morningstar Foreign Stock Fund category is comprised of 613 international funds having no more than 10% of their equity holdings in the United States.


10  JOHNSONFAMILY FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
INTERMEDIATE FIXED INCOME FUND



Principal
   Amount                                     Value
-------------------------------------------------------------------------------
CORPORATE BONDS - 39.80%
              BANKS - 5.38%
 $  500,000   Bank One Corp.,
              6.875%, 08/01/06           $   489,161
  1,000,000   Bank One Texas,
              6.25%, 02/15/08                912,557
  1,000,000   Fleet National Bank,
              5.75%, 01/15/09                888,514
    500,000   SunTrust Banks, Inc. (A),
              6.84%, 04/22/02                499,682
    350,000   Trans Financial Bancorp,
              7.25%, 09/15/03                350,490
                                         -----------
                                           3,140,404
                                         -----------
              AUTOMOTIVE - 2.26%
    500,000   Borg Warner, Inc.,
              7.00%, 11/01/06                451,793
  1,000,000   TRW, Inc., 6.25%, 01/15/10     866,220
                                         -----------
                                           1,318,013
                                         -----------
              COMPUTERS & SERVICES - 3.88%
  1,500,000   Computer Associates
              International, Series B,
              6.375%, 04/15/05             1,385,750
  1,000,000   Computer Associates
              International, Series B,
              6.50%, 04/15/08                877,022
                                         -----------
                                           2,262,772
                                         -----------
              CONSUMER SERVICES - 3.31%
  2,000,000   Adecco, 7.00%, 03/15/06      1,931,744
                                         -----------
              ELECTRICAL SERVICES - 1.73%
  1,000,000   Metropolitan Edison, MTN,
              Series A, 9.10%, 09/18/03    1,008,597
                                         -----------
              FINANCIAL SERVICES - 5.74%
    500,000   Bear Stearns Co., Inc.,
              7.80%, 08/15/07                498,996
    500,000   Donaldson, Lufkin &
              Jenrette, 6.50%, 04/01/08      460,624
    500,000   Household Finance Corp.,
              6.00%, 05/01/04                480,783
    500,000   Merrill Lynch & Co.,
              6.00%, 02/17/09                455,088


  Principal
     Amount                                   Value
-------------------------------------------------------------------------------
              FINANCIAL SERVICES (CONTINUED)
 $1,000,000   Paine Webber Group, Inc.,
              6.55%, 04/15/08            $   955,623
    500,000   Private Export Funding,
              Series B, 6.49%, 07/15/07      497,993
                                         -----------
                                           3,349,107
                                         -----------
              FOOD, BEVERAGE & TOBACCO - 0.85%
    500,000   Nabisco, Inc. (A),
              6.00%, 02/15/11                496,595
                                         -----------
              GAS/NATURAL GAS - 1.69%
  1,000,000   National Fuel Gas Co. MTN,
              Series D, 6.82%, 08/01/04      984,167
                                         -----------
              BUILDING & CONSTRUCTION - 1.65%
  1,000,000   Masco Corp.,
              6.125%, 09/15/03               962,693
                                         -----------
              INSURANCE - 2.70%
  1,000,000   Lincoln National Corp.,
              9.125%, 10/01/24             1,072,892
    500,000   MBIA, Inc.,
              8.20%, 10/01/22                501,899
                                         -----------
                                           1,574,791
                                         -----------
              PAPER & PAPER PRODUCTS - 0.41%
    250,000   Mead Corp.,
              8.125%, 02/01/23               239,342
                                         -----------
              PRINTING & PUBLISHING - 1.52%
  1,000,000   Tribune Co. MTN,
              Series E, 5.50%, 10/06/08      886,685
                                         -----------
              LEASING & RENTAL - 0.68%
    400,000   Hertz Corp.,
              6.30%, 11/15/06                394,917
                                         -----------
              MEDICAL PRODUCTS & SERVICES - 1.32%
    775,000   Cardinal Health, Inc.,
              7.00%, 10/15/26                767,597
                                         -----------
              RETAIL - 1.59%
  1,000,000   McDonald's Corp.,
              7.375%, 07/15/33               928,035
                                         -----------


SEE NOTES TO THE FINANCIAL STATEMENTS.

                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   11

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
INTERMEDIATE FIXED INCOME FUND (CONTINUED)



  Principal
     Amount                                   Value
-------------------------------------------------------------------------------
              TELEPHONES & TELECOMMUNICATIONS - 5.09%
 $1,402,000   Ameritech Capital Funding,
              5.95%, 01/15/38            $ 1,345,762
    300,000   AT&T Corp.,
              8.125%, 01/15/22               285,895
  1,300,000   Worldcom, Inc.,
              8.875%, 01/15/06             1,339,204
                                         -----------
                                           2,970,861
                                         -----------
              TOTAL CORPORATE BONDS
              (cost $24,086,954)          23,216,320
                                         -----------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS - 32.93%
    500,000   Federal Farm Credit Bank,
              MTN, 5.05%, 11/06/03           480,506
  1,000,000   Federal Home Loan Bank,
              Series 2502, 5.32%, 11/19/02   977,433
  1,000,000   Federal Home Loan Bank,
              Series BI08, 6.15%, 03/03/08   953,176
  1,000,000   Federal Home Loan Bank,
              Series CF13, 6.75%, 07/29/13   932,785
  2,000,000   Federal Home Loan Bank,
              Series D205, 6.875%, 08/15/052,026,149
    500,000   Federal Home Loan Bank,
              Series GD13, 6.375%, 11/12/13  454,795
    500,000   Federal Home Loan Bank,
              Series GU13, 6.53%, 11/18/13   459,234
    500,000   Federal Home Loan Bank,
              Series MK05, 6.229%, 04/20/05  487,586
  1,000,000   Federal Home Loan Bank,
              Series NY03, 6.875%, 08/15/031,010,648
    500,000   Federal Home Loan Bank,
              Series UV05, 5.94%, 12/01/05   481,040
    900,000   Federal Home Loan Mortgage
              Corporation, 7.528%, 09/25/06  898,354
    250,000   Federal Home Loan Mortgage
              Corporation, 7.245%, 04/24/06  247,981
    500,000   Federal Home Loan Mortgage
              Corporation, 7.09%, 11/24/06   493,070
    500,000   Federal Home Loan Mortgage
              Corporation, 7.00%, 05/12/14   470,551


  Principal
     Amount                                   Value
------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS (continued)
 $1,000,000   Federal Home Loan Mortgage
              Corporation, 6.642%, 03/13/06$  979,775
    500,000   Federal Home Loan Mortgage
              Corporation, 6.125%, 02/24/09  469,547
    500,000   Federal Home Loan Mortgage
              Corporation, 6.00%, 09/25/13   444,179
  2,000,000   Federal Home Loan Mortgage
              Corporation, 5.90%, 05/04/04 1,949,542
    500,000   Federal National Mortgage
              Association, MTN,
              8.00%, 09/10/09                504,798
    300,000   Federal National Mortgage
              Association, MTN,
              7.25%, 06/01/05                299,294
    500,000   Federal National Mortgage
              Association, MTN,
              7.00%, 03/04/13                481,241
  1,050,000   Federal National Mortgage
              Association, MTN,
              6.65%, 03/08/06              1,032,222
    500,000   Federal National Mortgage
              Association, MTN,
              6.29%, 04/23/08                481,241
    500,000   Federal National Mortgage
              Association, MTN,
              6.00%, 11/13/08                471,394
  1,000,000   Federal National Mortgage
              Association, Series 03-K,
              6.14%, 03/24/03                987,864
    750,000   Federal National Mortgage
              Association, Series 05-D,
              6.85%, 09/12/05                739,939
                                         -----------
              TOTAL U.S. GOVERNMENT AGENCY
              OBLIGATIONS
              (cost $21,333,207)          19,214,344
                                         -----------


SEE NOTES TO THE FINANCIAL STATEMENTS.

12   JOHNSONFAMILY FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
INTERMEDIATE FIXED INCOME FUND (CONTINUED)



  Principal
     Amount                                   Value
-------------------------------------------------------------------------------
              U.S. TREASURY OBLIGATION - 2.48%
$ 6,000,000   U.S. Treasury STRIPS (B),
              5.393%, 11/15/24
              (cost $1,533,176)          $ 1,448,694
                                         -----------
              MORTGAGE PASS-THROUGH
              OLIBATIONS - 4.24%
  1,000,000   Federal Home Loan Mortgage
              Corporation, 7.00%, 11/20/24   984,060
    790,022   Federal Home Loan Mortgage
              Corporation, 6.25%, 10/15/28   737,279
     64,642   Federal National Mortgage
              Association, 7.00%, 08/25/23    62,450
    195,259   Federal National Mortgage
              Association, 6.04%, 12/25/21   189,962
    500,000   Residential Funding Mortgage
              Securities II, 6.96%, 08/25/12
              (cost $497,344)                496,890
                                         -----------
                                           2,470,641
                                         -----------
              MUNICIPAL BONDS - 5.54%
    500,000   Harris County, Texas, Houston
              Sports Center, Series C,
              RB MBIA, 6.75%, 11/15/17       461,195
    500,000   Oakland, California, Oakland
              Pension Obligation,
              Series A RB MBIA,
              6.98%, 12/15/09                493,400
  2,280,000   Portage, Indiana, Economic
              Development Revenue,
              Ameriplex, Series A RB,
              6.70%, 03/01/20              2,280,000
                                         -----------
              TOTAL MUNICIPAL BONDS
              (cost $3,302,430)            3,234,595
                                         -----------


   Number
  of Shares                                    Value
-------------------------------------------------------------------------------
              PREFERRED STOCKS - 4.59%
     40,000   Chase Capital VII, Series G
              7.00%, 05/15/29              $ 880,000
     60,000   Tennessee Valley Authority,
              Series D, 6.75%, 06/01/28    1,372,500
     20,000   WEC Capital Trust I
              6.85%, 03/31/39                423,750
                                         -----------
              TOTAL PREFERRED STOCKS
              (cost $2,940,000)            2,676,250
                                         -----------
              CASH EQUIVALENTS - 9.43%
  2,820,423   SSGA Money Market Fund       2,820,423
  2,683,090   SSGA U.S. Government
              Money Market Fund            2,683,090
                                         -----------
              TOTAL CASH EQUIVALENTS
              (cost $5,503,513)            5,503,513
                                         -----------
              TOTAL INVESTMENTS - 99.01%
              (cost $59,196,624)          57,764,357
                                         -----------
              Cash and Other Assets,
              less Liabilities - 0.99%       580,394
                                         -----------
              NET ASSETS - 100.00%       $58,344,751
                                         ===========

(A) -- VARIABLE RATE SECURITY -- THE RATE REPORTED ON THE SCHEDULE
       OF INVESTMENTS IS THE RATE IN EFFECT AS OF OCTOBER 31, 2000.
(B) -- RATE SHOWN IS EFFECTIVE YIELD AT TIME OF PURCHASE
MBIA -- MUNICIPAL BOND INSURANCE ASSOCIATION
MTN --- MEDIUM TERM NOTE
RB -- REVENUE BOND
STRIPS -- SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES





SEE NOTES TO THE FINANCIAL STATEMENTS.

                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   13

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
LARGE CAP EQUITY FUND


   Number
 of Shares                                   Value
-------------------------------------------------------------------------------
              COMMON STOCKS - 94.95%
              AEROSPACE & DEFENSE - 2.94%
     13,000   Litton Industries, Inc.*   $   675,187
      6,500   Northrop Grumman Corp.         546,000
                                         -----------
                                           1,221,187
                                         -----------
              AUTOMOTIVE - 1.68%
     26,747   Ford Motor Co.                 698,765
                                         -----------
              Banks - 10.23%
     27,950   Amsouth Bancorporation         389,553
      6,500   Bank of America Corp.          312,406
      7,500   Chase Manhattan Corp.          341,250
      6,500   First Union Corp.              197,031
     18,400   FleetBoston Financial Corp.    699,200
     13,400   PNC Financial Services Group   896,125
     22,200   Summit Bancorp                 832,500
      3,400   Suntrust Banks, Inc.           165,962
     20,000   UnionBanCal Corp.              420,000
                                         -----------
                                           4,254,027
                                         -----------
              BUILDING & CONSTRUCTION - 0.65%
     15,900   USG Corp.                      271,294
                                         -----------
              CHEMICALS - 1.50%
     20,300   Dow Chemical Co.               621,687
                                         -----------
              COMPUTERS & SERVICES - 6.76%
     10,000   Apple Computer, Inc.*          195,625
     12,300   Compaq Computer Corp.          374,043
     12,950   Computer Associates
              International, Inc.            412,781
     22,000   Deluxe Corp.                   496,375
      8,509   Intel Corp.                    382,905
      4,000   International Business
              Machines Corp.                 394,000
      6,500   Microsoft Corp.*               447,688
     12,000   Novell, Inc.*                  108,000
                                         -----------
                                           2,811,417
                                         -----------
              CONSUMER SERVICES - 1.14%
     24,000   Galileo International, Inc.    474,000
                                         -----------
              DIVERSIFIED MANUFACTURING - 1.84%
     20,000   Cooper Industries, Inc.        765,000
                                         -----------

   Number
 of Shares                                   Value
-------------------------------------------------------------------------------
              FINANCIAL SERVICES - 8.02%
     10,000   A.G. Edwards, Inc.         $   507,500
     18,700   Countrywide Credit
              Industries, Inc.               700,081
      6,850   Dun & Bradstreet Corp.*        148,131
      8,500   Fannie Mae                     654,500
      3,400   JP Morgan & Co.                562,700
      6,200   Lehman Brothers
              Holdings, Inc.                 399,900
     13,700   Moody's Corp.                  360,481
                                         -----------
                                           3,333,293
                                         -----------
              FOOD, BEVERAGE & TOBACCO - 6.80%
     33,500   Conagra Foods, Inc.            716,063
     32,500   Kroger Co.*                    733,281
     34,400   Sara Lee Corp.                 741,750
     41,300   Supervalu, Inc.                634,988
                                         -----------
                                           2,826,082
                                         -----------
              HOUSEHOLD PRODUCTS - 2.55%
     12,000   Black & Decker Corp.           451,500
     14,000   Whirlpool Corp.                609,000
                                         -----------
                                           1,060,500
                                         -----------
              INSURANCE - 5.07%
     11,000   Allmerica Financial Corp.      693,688
      8,000   AMBAC Financial Group, Inc.    638,500
     56,400   Conseco, Inc.                  391,275
      5,000   XL Capital Limited, Class A    384,375
                                         -----------
                                           2,107,838
                                         -----------
              MACHINERY - 2.86%
     13,000   Caterpillar, Inc.              455,813
     10,000   Emerson Electric Co.           734,375
                                         -----------
                                           1,190,188
                                         -----------
              MEDICAL PRODUCTS & SERVICES - 9.48%
     12,700   Abbott Laboratories            670,719
     16,000   Bristol-Myers Squibb Co.       975,000
     10,800   C.R. Bard, Inc.                452,250
      8,300   Johnson & Johnson              764,638
     12,000   Merck & Co., Inc.            1,079,250
                                         -----------
                                           3,941,857
                                         -----------

SEE NOTES TO THE FINANCIAL STATEMENTS.

14   JOHNSONFAMILY FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
LARGE CAP EQUITY FUND (CONTINUED)



   Number
 of Shares                                   Value
-------------------------------------------------------------------------------
              PAPER & PAPER PRODUCTS - 1.67%
     19,000   International Paper Co.    $   695,875
                                         -----------
              Petroleum & Fuel Products - 8.87%
     13,000   Kerr-McGee Corp.               849,063
     10,000   Occidental Petroleum Corp.     198,750
     12,200   Phillips Petroleum Co.         753,350
     11,000   Texaco, Inc.                   649,688
     14,000   Unocal Corp.                   477,750
     28,000   USX-Marathon Group, Inc.       761,250
                                         -----------
                                           3,689,851
                                         -----------
              PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.40%
     13,000   Eastman Kodak Co.              583,375
                                         -----------
              PRINTING & PUBLISHING - 1.60%
      9,000   Knight Ridder, Inc.            452,250
     10,000   R.R. Donnelley & Sons Co.      215,000
                                         -----------
                                             667,250
                                         -----------
              RETAIL - 3.09%
     10,000   Federated Department Stores*   325,625
     10,000   Sears, Roebuck & Co.           297,300
     22,000   Tricon Global Restaurants,
                 Inc.*                       660,000
                                         -----------
                                           1,282,925
                                         -----------
              TELEPHONES & TELECOMMUNICATIONS - 13.86%
     15,100   Alltel Corp.                   973,006
     28,500   AT&T Corp.                     660,844
     16,500   BellSouth Corp.                797,156
     24,200   CenturyTel, Inc.               931,700
     20,000   Motorola, Inc.                 498,750
     18,000   Sprint Corp. (FON Group)       459,000
     17,018   Verizon Communications         983,853
     19,300   WorldCom, Inc.*                458,375
                                         -----------
                                           5,762,684
                                         -----------


   Number
 of Shares                                   Value
-------------------------------------------------------------------------------
              UTILITIES - 2.94%
     20,000   Edison International       $   477,500
     17,100   Pinnacle West Capital Corp.    742,781
                                         -----------
                                           1,220,281
                                         -----------
              TOTAL COMMON STOCKS
              (cost $40,408,767)          39,479,376
                                         -----------
              SHORT-TERM INVESTMENTS - 1.28%
    222,783   SSGA Money Market Fund         222,783
    308,299   SSGA U.S. Government
              Money Market Fund              308,299
                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $531,082)                531,082
                                         -----------
              TOTAL INVESTMENTS - 96.23%
              (cost $40,939,849)          40,010,458
                                         -----------
              Cash and Other Assets,
              less Liabilities - 3.77%     1,569,215
                                         -----------
              NET ASSETS - 100.00%       $41,579,673
                                         ===========
              * NON-INCOME PRODUCING SECURITY





SEE NOTES TO THE FINANCIAL STATEMENTS.

                                        JOHNSONFAMILY FUNDS ANNUAL REPORT   15

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
SMALL CAP EQUITY FUND



   Number
 of Shares                                   Value
--------------------------------------------------------------------------------
              COMMON STOCKS - 92.02%
              Apparel & Textiles - 0.76%
     11,100   Springs Industries, Inc.,
                Class A                  $   261,544
                                         -----------
              AUTOMOTIVE - 2.20%
     13,000   ArvinMeritor, Inc.             217,750
      9,000   Borg Warner, Inc.              339,750
     21,200   National RV Holdings, Inc.*    198,750
                                         -----------
                                             756,250
                                         -----------
              BANKS - 8.87%
     21,112   Associated Banc-Corp           508,007
     11,000   Centura Banks, Inc.            422,812
     46,200   Colonial Bancgroup, Inc.       407,137
     10,000   Commerce Bancshares, Inc.      359,375
     19,700   Compass Bancshares, Inc.       358,294
      6,000   First Republic Bank*           162,750
      5,954   FNB Corp.                      128,011
     16,000   Sterling Bancshares            275,000
     12,430   UMB Financial Corp.            421,066
                                         -----------
                                           3,042,452
                                         -----------
              BUILDING & CONSTRUCTION - 2.07%
     12,400   Centex Construction Products   321,625
     12,000   Ryland Group, Inc.             387,000
                                         -----------
                                             708,625
                                         -----------
              CHEMICALS - 3.07%
      8,000   Cytec Industries, Inc.*        277,000
     19,900   Ferro Corp.                    407,950
     17,000   Lubrizol Corp.                 368,687
                                         -----------
                                           1,053,637
                                         -----------
              COMPUTER HARDWARE - 1.75%
      6,500   InFocus Corp.*                 287,219
      6,600   Xircom, Inc.*                   93,225
      5,000   Zebra Technologies
              Corp., Class A*                219,062
                                         -----------
                                             599,506
                                         -----------
              COMPUTERS & SERVICES - 4.09%
     19,000   Ansys, Inc.*                   220,875
     15,000   Deluxe Corp.                   338,438
     12,000   Hyperion Solutions Corp.*      168,000
     14,000   Phoenix Technologies Limited*  224,875
     16,200   Progress Software Corp.*       256,163
      5,000   Symantec Corp.*                195,313
                                         -----------
                                           1,403,664
                                         -----------


   Number
 of Shares                                   Value
--------------------------------------------------------------------------------
              CONSUMER SERVICES - 2.96%
     15,000   ACNielsen Corp.*           $   359,063
     17,800   Pittston Brink's Group         282,575
     21,000   Reynolds & Reynolds, Class A   375,375
                                         -----------
                                           1,017,013
                                         -----------
              CONTAINERS & PACKAGING - 1.33%
     13,000   Ball Corp.                     456,625
                                         -----------
              COSMETICS & TOILETRIES - 0.81%
     10,000   Alberto-Culver Co., Class A    277,500
                                         -----------
              DIVERSIFIED MANUFACTURING - 5.84%
     14,000   Aptargroup, Inc.               289,625
     24,000   Clarcor, Inc.                  459,000
     21,600   Barnes Group, Inc.             415,800
     36,160   Myers Industries, Inc.         479,120
      7,000   SPS Technologies, Inc.*        361,375
                                         -----------
                                           2,004,920
                                         -----------
              FINANCIAL SERVICES - 1.53%
     15,500   Raymond James Financial Corp.  524,094
                                         -----------
              FOOD, BEVERAGE & TOBACCO - 5.32%
     21,000   Interstate Bakeries            294,000
     15,000   J&J Snack Foods Corp.*         201,562
      9,000   Michael Foods, Inc.            242,438
     21,800   Ralcorp Holdings, Inc.         306,563
     22,500   Sensient Technologies Corp.    444,375
     12,000   Universal Corp.                336,000
                                         -----------
                                           1,824,938
                                         -----------
              GAS/NATURAL GAS - 2.91%
     18,800   Questar Corp.                  508,775
     21,100   UGI Corp.                      489,256
                                         -----------
                                             998,031
                                         -----------
              INSURANCE - 6.03%
      9,000   AmerUs Group Co.               237,375
     11,472   Delphi Financial
              Group, Class A*                424,464
      9,000   Everest Re Group Limited       527,625
      9,000   FBL Financial Group, Inc.,
              Class A                        144,562
     11,000   Harleysville Group, Inc.       253,687
      3,000   Kansas City Life Insurance Co.  97,313
     25,800   PXRE Group Limited             385,388
                                         -----------
                                           2,070,414
                                         -----------


SEE NOTES TO THE FINANCIAL STATEMENTS.

16   JOHNSONFAMILY FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
SMALL CAP EQUITY FUND (CONTINUED)



   Number
 of Shares                                   Value
--------------------------------------------------------------------------------
              LEASING & RENTING - 1.21%
     24,700   Aaron Rents, Inc.          $   413,725
                                         -----------
              LEISURE & RECREATIONAL PRODUCTS - 1.47%
     25,900   Brunswick Corp.                503,431
                                         -----------
              MACHINERY - 2.66%
     22,900   Ametek, Inc.                   498,075
     24,700   Regal Beloit, Inc.             413,725
                                         -----------
                                             911,800
                                         -----------
              MEDICAL PRODUCTS & SUPPLIES - 7.44%
     17,100   Arrow International, Inc.      689,344
     14,400   Dentsply International, Inc.   499,500
     22,000   Henry Schein, Inc.*            536,250
     13,000   ICN Pharmaceuticals, Inc.      494,812
      9,500   Pacificare Health Systems*      99,156
     50,000   Theragenics Corp.*             234,375
                                         -----------
                                           2,553,437
                                         -----------
              METALS - 1.56%
     19,600   Commercial Metals Co.          534,100
                                         -----------
              PAPER & PAPER PRODUCTS - 1.79%
     21,400   Boise Cascade Corp.            613,913
                                         -----------
              PETROLEUM & FUEL PRODUCTS - 3.69%
      4,840   Devon Energy Corp.             243,936
     12,000   Louis Dreyfus Natural Gas*     384,750
      7,500   Mitchell Energy &
              Development Corp., Class A     345,000
     21,000   Ocean Energy, Inc.*            291,375
                                         -----------
                                           1,265,061
                                         -----------
              PRINTING & PUBLISHING - 2.34%
     21,700   Banta Corp.                    500,456
      8,000   Media General, Inc., Class A   304,000
                                         -----------
                                             804,456
                                         -----------
              REAL ESTATE INVESTMENT TRUSTS - 3.08%
     15,700   Arden Realty, Inc.             376,800
     10,400   Camden Property Trust          297,700
     14,100   Home Properties of
              New York, Inc.                 383,344
                                         -----------
                                           1,057,844
                                         -----------


   Number
 of Shares                                   Value
------------------------------------------------------------------------------
              RETAIL - 5.41%
     12,100   Applebees International,
                 Inc.                    $   365,458
     26,800   Barnes & Noble, Inc.*          505,850
     23,400   Brown Shoe Co., Inc.           229,612
     25,000   Burlington Coat Factory
              Warehouse                      393,750
     53,000   OfficeMax, Inc.*               152,375
     25,000   Ryan's Family Steak
              Houses, Inc.*                  209,375
                                         -----------
                                           1,856,420
                                         -----------
              SEMI-CONDUCTOR - 1.48%
      6,500   Actel Corp.*                   238,063
     17,400   ESS Technology*                269,700
                                         -----------
                                             507,763
                                         -----------
              TELEPHONES & TELECOMMUNICATIONS - 1.61%
     15,900   Belden, Inc.                   412,406
     12,000   Inter-Tel, Inc.                138,750
                                         -----------
                                             551,156
                                         -----------
              TRANSPORTATION - 3.23%
     21,400   Alexander & Baldwin, Inc.      533,662
     36,000   Arkansas Best Corp.*           576,000
                                         -----------
                                           1,109,662
                                         -----------
              UTILITIES - 4.06%
     17,500   Madison Gas & Electric Co.     380,625
     10,100   UIL Holdings Corp.             472,806
     16,800   WPS Resources Corp.            540,750
                                         -----------
                                           1,394,181
                                         -----------
              WHOLESALE - 1.45%
     16,600   United Stationers, Inc.*       499,038
                                         -----------
              TOTAL COMMON STOCKS
              (cost $32,298,097)          31,575,200
                                         -----------
              SHORT-TERM INVESTMENTS - 2.79%
    436,864   SSGA Money Market Fund         436,864
    520,183   SSGA U.S. Government
              Money Market Fund              520,183
                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $957,047)                957,047
                                         -----------
              TOTAL INVESTMENTS - 94.81%
              (cost $33,255,144)          32,532,247
                                         -----------
              Cash and Other Assets,
              less Liabilities - 5.19%     1,782,566
                                         -----------
              NET ASSETS - 100.00%       $34,314,813
                                         ===========
             * NON-INCOME PRODUCING SECURITY


SEE NOTES TO THE FINANCIAL STATEMENTS.

                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   17

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
INTERNATIONAL EQUITY FUND



   Number
 of Shares                                   Value
-------------------------------------------------------------------------------
              FOREIGN STOCKS - 92.96%
              Australia - 3.35%
     38,100   Coles Myer Limited         $   137,996
     55,000   CSR Limited                    112,599
     12,200   National Australia Bank        169,418
    120,000   Normany Mining Limited          57,827
      6,000   Rio Tinto Limited               82,332
     40,000   Santos Limited                 127,261
     30,000   Telstra Limited                 97,870
     26,200   Westpac Banking Limited        178,848
                                         -----------
                                             964,151
                                         -----------
              AUSTRIA - 0.66%
      2,000   BA Holding AG                  108,078
      1,200   OMV AG                          81,336
                                         -----------
                                             189,414
                                         -----------
              BELGIUM - 1.36%
      2,300   Almanij NV                      85,297
        600   Electrabel SA                  130,152
      4,900   UCB SA                         174,451
                                         -----------
                                             389,900
                                         -----------
              BRAZIL - 0.22%
  5,000,000   Embratel Participacoes SA       63,666
                                         -----------
              CANADA - 4.44%
      3,300   Alcan Aluminum Limited         103,827
      3,500   BCE, Inc.                       93,963
      4,400   Canadian Imperial Bank
              of Commerce                    139,445
      2,800   Canadian Pacific Limited        81,129
      9,200   Husky Energy, Inc.*             72,590
      5,500   National Bank of Canada         89,854
      4,555   Nortel Networks Corporation    206,096
      7,000   Petro-Canada Limited           146,674
      5,700   Quebecor, Inc.                 118,128
      1,224   Telus Corp.                     32,059
      2,408   Telus Corp. (non voting)        61,103
      4,800   The Toronto Dominion Bank      131,849
                                         -----------
                                           1,276,717
                                         -----------
              DENMARK - 1.68%
      1,900   Den Danske Bank Group          274,807
      4,400   Tele Danmark A.S.              207,956
                                         -----------
                                             482,763
                                         -----------


   Number
 of Shares                                   Value
--------------------------------------------------------------------------------
              FINLAND - 2.93%
      3,100   Huhtamaki Van Leer Oyj     $    74,839
        125   Instrumentarium Corporation      2,893
     13,800   Kemira Oyj                      63,286
     10,000   Metsa Serla OY                  62,728
      8,500   Nokia Oyj                      349,381
     10,700   Orion-Yhtymae OY               182,763
     10,400   Stora Enso Oyj                 106,671
                                         -----------
                                             842,561
                                         -----------
              FRANCE - 7.57%
      2,800   Accor SA                       113,215
        900   Cap Gemini SA                  143,426
      1,300   Compagnie de Saint-Gobain      171,798
        600   Legrand                         96,635
      2,000   L'Oreal                        152,581
      1,800   Pernod Ricard                   82,394
        500   PSA Peugeot Citroen             91,973
        430   Sagem SA                        78,732
      2,800   Sociege Generale               158,786
      3,500   Societe Assurances Generales
              de France                      191,362
      3,500   STMicroelectronics             176,380
      2,337   Total Fina Elf SA              333,999
        800   Total Fina Elf SA Class B      113,724
      2,700   Total Fina Elf SA Strip VVPR*       23
     12,100   Usinor SA                      131,801
      3,200   Valeo SA                       139,154
                                         -----------
                                           2,175,983
                                         -----------
              GERMANY - 5.93%
      1,300   Altana AG                      156,392
      8,000   BankGesselschaft Berlin AG     104,772
      3,500   Bayer AG                       151,755
      2,300   DaimlerChrysler AG             105,866
      5,700   Deutsche Telekom               213,804
      4,000   Dyckerhoff AG                   81,377
      1,400   Epcos AG*                      106,000
      3,000   Gehe AG                        109,096
      5,000   Merck Kgaa                     189,879
        600   SAP AG                          98,618
      4,500   Schering AG                    251,759
      3,600   Wella AG                       136,713
                                         -----------
                                           1,706,031
                                         -----------



SEE NOTES TO THE FINANCIAL STATEMENTS.

18   JOHNSONFAMILY FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
INTERNATIONAL EQUITY FUND (CONTINUED)



   Number
 of Shares                                   Value
-------------------------------------------------------------------------------
              GREECE - 0.28%
      4,555   Hellenic Telecommunications
              Organization SA            $    79,396
                                         -----------
              HONG KONG - 3.41%
     45,000   Cheung Kong Infrastructure
              Holdings                        69,818
     22,000   CLP Holdings                   102,683
     27,000   Hong Kong Electric Holdings     89,148
     16,800   HSBC Holdings PLC              233,728
     65,000   Hysan Development Company       82,096
     80,000   Johnson Electric Holdings      158,999
     39,500   Swire Pacific Ltd.             243,621
                                         -----------
                                             980,093
                                         -----------
              IRELAND - 1.24%
      8,000   Allied Irish Bank               81,377
     12,500   Bank of Ireland                 94,357
     18,000   Irish Life & Permanent PLC     180,198
                                         -----------
                                             355,932
                                         -----------
              ITALY - 1.43%
     18,000   Banca Popolare di Milano       112,910
     53,000   Benetton Group                  96,143
      6,700   Mediaset                        96,834
      9,200   Telecom Italia                 106,451
                                         -----------
                                             412,338
                                         -----------
              JAPAN - 19.42%
      5,000   Aisin Seiki Ltd.                71,346
     19,000   Akita Bank Ltd.                 75,523
     17,000   Asahi Chemical Industry Ltd.   105,252
      2,000   Bank of Iwate Ltd.              64,111
      8,000   Bank of Tokyo-Mitsubishi Ltd.   95,910
      3,000   Canon, Inc.                    118,971
     16,000   Casio Computer Co. Ltd.        161,193
      9,000   Citizen Watch Co.               88,281
      6,000   Dai Nippon Printing Co. Ltd.    93,968
      8,000   Daiichi Pharmaceutical Limited 227,135
      5,100   Daito Trust Construction Co. Ltd. 85,945
     14,000   Fuji Heavy Industries Ltd.      97,448
      3,000   Fuji Photo Film                111,278
      4,000   Fukuda Denshi                   81,329
     18,000   Higo Bank Ltd.                  64,294
      4,000   Honda Motor Co. Ltd.           138,113



Number
 of Shares                                   Value
-------------------------------------------------------------------------------
              JAPAN - (CONTINUED)
      1,000   Hoya Corporation           $    82,611
      5,000   Ibiden Co. Ltd.                 64,523
     20,000   Kamigumi Co. Ltd.               91,587
     12,000   Kyushu Matsushita
              Electric Co. Ltd.              120,565
     10,000   Makita Corporation              72,812
      8,000   Maruichi Steel Tube Ltd.       113,494
      7,000   Matsushita Electric
              Industrial Co. Ltd.            203,231
     35,000   Mazda Motor Corp.               67,637
     15,000   Minolta Co. Ltd.                66,492
      9,000   Mitsubishi Logistics Corp.      76,658
     37,000   Mitsubishi Rayon Co.           131,821
      8,000   Mitsui Fudosan                  96,862
      1,000   Nintendo Co. Ltd.              165,314
      7,000   Nippon Electric Glass Co. Ltd. 162,841
         25   Nippon Telegraph &
              Telephone Corp.                227,364
     28,000   Nishi-Nippon Railroad Co.       70,265
     16,000   Nisshin Flour Milling          154,159
     22,000   Nisshinbo Industries           105,581
      4,000   Ono Pharmaceutical Co. Ltd.    159,361
     11,000   QP Corporation-Japan            92,686
      7,000   Ricoh Company Ltd.             107,706
      5,500   Rinnai                         112,583
     12,000   San-In Godo Bank Ltd.           55,062
     23,000   Sanyo Electric Co. Ltd.        174,839
      8,000   Sumitomo Bank Ltd.              97,082
     18,000   Sumitomo Realty &
              Development                    103,200
      1,000   TDK Corporation                100,746
     27,000   Teikoku Oil Co. Ltd.           123,395
        700   Toho Co. Ltd.                  100,846
     65,000   Toho Gas Co. Ltd.              119,658
      6,000   Tokyo Electric Power Co.       145,623
      8,000   Tokyo Style                     65,869
     10,000   Toppan Printing Co. Ltd.        88,290
     12,000   Toyo Suisan Kaisha              97,265
     10,000   Wacoal Corp.                    85,267
                                         -----------
                                           5,583,392
                                         -----------

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   19

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
INTERNATIONAL EQUITY FUND (CONTINUED)



   Number
 of Shares                                   Value
-------------------------------------------------------------------------------
              MALAYSIA - 0.80%
     96,000   Golden Hope Plantations
                Berhad                   $    91,960
    110,000   Highlands & Lowlands Berhad     67,739
     50,000   Kuala Lumpur Kepong Berhad      69,081
                                         -----------
                                             228,780
                                         -----------
              MEXICO - 1.17%
     57,000   Carso Global Telecom SA*       127,756
     26,780   Cemex SA                       112,490
     31,000   Organizacion Soriana            97,501
                                         -----------
                                             337,747
                                         -----------
              NETHERLANDS - 8.35%
      9,400   ABN Amro Holding NV            217,530
      3,100   ASR Verzekeringsgroep NV       289,057
      6,300   Buhrmann NV                    171,959
      3,600   DSM NV                         103,755
      7,292   Fortis (NL)                    222,524
      4,000   Hagemeyer NV                    94,431
      6,000   Hunter Douglas NV              171,908
      3,925   ING Groep NV                   269,230
      5,711   Koninklijke Philips
              Electronics NV                 224,190
      5,000   Royal Dutch Petroleum          296,219
      8,530   Royal KPN NV                   172,596
      4,000   TNT Post Group NV               84,632
      6,500   Vendex KBB NV                   81,436
                                         -----------
                                           2,399,467
                                         -----------
              NEW ZEALAND - 0.47%
     60,800   Telecom Corporation of
              New Zealand                    134,639
                                         -----------
              NORWAY - 1.34%
     53,400   DnB Holding ASA                231,395
      4,300   Norske Skogindustrier A.S.     154,889
                                         -----------
                                             386,284
                                         -----------
              PORTUGAL - 0.56%
     18,000   Portugal Telecom               160,210
                                         -----------
              SINGAPORE - 1.40%
     12,000   City Developments Ltd.          55,369
      4,200   Creative Technology Ltd.        68,186
     45,000   Keppel TatLee Bank Ltd.         76,901



   Number
 of Shares                                   Value
-------------------------------------------------------------------------------
              SINGAPORE - (CONTINUED)
     18,892   Overseas Union Bank        $    91,474
     11,000   Singapore Airlines Ltd.        110,282
                                         -----------
                                             402,212
                                         -----------
              SPAIN - 3.21%
      6,500   Aumar-Autopistas del Mare       98,627
      3,800   Banco Popular Espanol          113,546
     19,000   Compania Espanola de Petroleos 143,019
      4,700   Endesa SA                       76,494
      4,400   Hidroelectrica Del Cantabrico   83,920
     12,000   Iberdrola SA                   146,580
     13,762   Telefonica SA*                 262,128
                                         -----------
                                             924,314
                                         -----------
              SWEDEN - 1.66%
      5,000   Electrolux AB                   62,876
      4,100   Holmen AB                      104,344
     12,500   Skandinaviska Enskilda Banken  147,210
      6,000   Telefonaktiebolaget LM Ericsson 79,643
     15,000   Trelleborg AB                   83,835
                                         -----------
                                             477,908
                                         -----------
              SWITZERLAND - 4.01%
         50   Cie Financiere Richemont       139,036
        200   Hilti AG                       164,062
        100   Nestle SA                      207,163
        200   Novartis                       303,320
        300   Swatch Group AG                 81,586
        100   Swiss Re                       197,153
        300   Valora Holding AG               60,981
                                         -----------
                                           1,153,301
                                         -----------
              UNITED KINGDOM - 16.07%
      9,000   Abbey National PLC             124,278
     15,000   Alliance & Leicester PLC       128,285
      2,970   Anglo American PLC             161,496
     16,000   Associated British Ports
              Holdings PLC                    71,323
      3,000   AstraZeneca PLC                140,613
     13,000   AWG PLC*                       112,502
     12,000   BAA PLC                         99,840
     14,400   BAE Systems PLC                 81,859
     10,200   Barclays PLC                   292,063
      7,900   Boots Co. PLC                   63,090
     22,000   British Telecommunications PLC 258,110




SEE NOTES TO THE FINANCIAL STATEMENTS.

20   JOHNSONFAMILY FUNDS ANNUAL REPORT

SCHEDULES OF INVESTMENTS OCTOBER 31, 2000
INTERNATIONAL EQUITY FUND (CONTINUED)



Number
 of Shares                                   Value
--------------------------------------------------------------------------------
              UNITED KINGDOM - (CONTINUED)
     13,500   Cable & Wireless PLC       $   191,121
      9,000   CGNU PLC                       120,488
     86,000   Elementis PLC*                  91,782
      8,000   Glaxo Wellcome PLC             230,463
     18,000   HSBC Holdings PLC              256,658
     21,900   Kelda Group PLC                117,498
     60,000   Lasmo PLC                      127,632
     62,000   Legal & General Group PLC      154,392
      9,900   Lonmin PLC                     122,187
     23,000   Northern Rock PLC              143,604
     67,000   Pilkington PLC                  95,582
     11,800   Powergen PLC                    91,494
     34,000   Rolls-Royce PLC                 88,369
     13,000   Scottish & Newcastle PLC        89,095
     27,800   Shell Transport & Trading PLC  223,829
     17,300   Smithkline Beecham PLC         223,566
     38,000   Tesco PLC                      144,976
     44,464   Unilever PLC                   301,021
     30,000   Vodafone Group PLC             124,909
     11,000   WPP Group PLC                  147,742
                                         -----------
                                           4,619,867
                                         -----------
              TOTAL FOREIGN STOCKS
              (cost $25,670,795)          26,727,066
                                         -----------
              FOREIGN PREFERRED STOCKS - 0.93%
              BRAZIL - 0.91%
  9,100,000   Companhia Brasileiras de
              Petroleo Ipiranga               86,308
      4,900   Companhia Vale
              do Rio Doce                    112,974
    117,093   Tele Norte Leste
              Participacoes SA                 2,552
  1,000,000   Telecomunicacoes
              Brasileiras SA                      52
  5,000,058   Telesp Celular
              Participacoes SA                58,951
                                         -----------
                                             260,837
                                         -----------
              UNITED KINGDOM - 0.02%
  4,030,000   AWG PLC                          5,852
                                         -----------
              TOTAL FOREIGN PREFERRED STOCKS
              (cost $287,636)                266,689
                                         -----------



Number
 of Shares                                   Value
-------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 5.10%
    241,633   SSGA Money Market Fund     $   241,633
  1,224,662   SSGA U.S. Government
              Money Market Fund            1,224,662
                                         -----------
              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,466,295)            1,466,295
                                         -----------
              TOTAL INVESTMENTS - 98.99%
              (cost $27,424,726)          28,460,050
                                         -----------
              Cash and Other Assets,
              less Liabilities - 1.01%       286,477
                                         -----------
              NET ASSETS - 100.00%       $28,746,527
                                         ===========


*NON-INCOME PRODUCING SECURITY
PLC -- PUBLIC LIMITED COMPANY

As of October 31, 2000, the International Equity Fund's investments, excluding short-term investments, were diversified as follows:
INDUSTRY SECTOR
Banking                                        16.1%
Basic -- Chemical                               3.3%
Basic -- Metals                                 1.8%
Basic -- Paper                                  1.6%
Basic Goods                                     0.6%
Building                                        2.3%
Communications                                  9.2%
Consumer Staple                                 6.1%
Durables                                        2.6%
Energy                                          7.1%
Engineering                                     0.3%
Finance                                         1.0%
General Cyclical                                1.1%
Health Care                                     8.8%
Industrial                                      5.6%
Insurance                                       6.1%
Retail                                          4.2%
Services                                        6.1%
Technology                                      9.2%
Transportation                                  1.3%
Utilities                                       5.6%
                                              ------
TOTAL INDUSTRY SECTOR                         100.0%
                                              ======


SEE NOTES TO THE FINANCIAL STATEMENTS.

                                        JOHNSONFAMILY FUNDS ANNUAL REPORT   21

STATEMENTS OF ASSETS AND LIABILITIES OCTOBER 31, 2000


                                                 INTERMEDIATE        LARGE CAP        SMALL CAP       INTERNATIONAL
                                               FIXED INCOME FUND    EQUITY FUND      EQUITY FUND       EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value
   (cost $59,196,624, $40,939,849, $33,255,144,
   and $27,424,726, respectively)               $  57,764,357     $  40,010,458    $  32,532,247     $  28,460,050
Receivable for capital shares sold                    144,616             2,074            1,225            98,845
Receivable for investments sold                             -         1,514,730        1,771,432           363,571
Dividends, interest and tax withholding receivable    759,771            80,869           34,118            91,298
Organizational expenses, net of
   accumulated amortization                            14,080            14,080           14,080            14,080
Prepaids and other assets                              12,866             8,924            8,271            11,622
                                                -------------     -------------    -------------     -------------
     TOTAL ASSETS                                  58,695,690        41,631,135       34,361,373        29,039,466
                                                -------------     -------------    -------------     -------------

LIABILITIES:
Dividend payable                                      298,017                 -                -                 -
Payable to custodian                                        -               768              385             1,367
Payable for capital shares redeemed                     2,018                18              278             7,255
Payable for investments purchased                           -                 -                -           233,975
Accrued investment advisory fees                       22,235            25,294           21,315            21,879
Accrued distribution fees                               4,780             3,246            2,688             2,299
Other liabilities                                      23,889            22,136           21,894            26,164
                                                -------------     -------------    -------------     -------------
     TOTAL LIABILITIES                                350,939            51,462           46,560           292,939
                                                -------------     -------------    -------------     -------------

NET ASSETS                                      $  58,344,751     $  41,579,673    $  34,314,813     $  28,746,527
                                                =============     =============    =============     =============
NET ASSETS CONSIST OF:
Capital stock                                   $         618     $         451    $         371     $         259
Paid-in capital                                    61,777,606        39,385,113       34,699,785        26,123,771
Undistributed net investment income                    11,232            47,491          140,051           206,703
Accumulated net realized gain (loss) on
   investments                                     (2,012,438)        3,076,009          197,503         2,069,310
Accumulated net realized loss from foreign
   currency transactions                                    -                 -                -          (653,443)
Net unrealized appreciation (depreciation)
   on investments                                  (1,432,267)         (929,391)        (722,897)        3,632,115
Net unrealized depreciation on translation
   of assets and liabilities in foreign currencies          -                 -                -        (2,632,188)
                                                -------------     -------------    -------------     -------------
Net Assets                                      $  58,344,751     $  41,579,673    $  34,314,813     $  28,746,527
                                                =============     =============    =============     =============

CAPITAL STOCK, $0.0001 PAR VALUE
Authorized                                        100,000,000       100,000,000      100,000,000       100,000,000
Issued and outstanding                              6,183,824         4,506,981        3,706,160         2,590,822
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND
   OFFERING PRICE PER SHARE                             $9.44             $9.23            $9.26            $11.10
                                                        =====             ======           =====            ======



SEE NOTES TO THE FINANCIAL STATEMENTS.

22   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000


                                                  INTERMEDIATE        LARGE CAP        SMALL CAP       INTERNATIONAL
                                                FIXED INCOME FUND    EQUITY FUND      EQUITY FUND       EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of withholding taxes of $0, $0, $0,
   and $86,980 respectively)                    $     188,625      $    862,565      $   527,767      $    631,305
Interest                                            3,915,839            80,132          111,858           111,537
                                                -------------      -------------     -----------      ------------
   Total Investment Income                          4,104,464           942,697          639,625           742,842
                                                -------------      -------------     -----------      ------------

EXPENSES:
Investment advisory fees                              269,050           312,618          245,731           259,037
Distribution fees                                     149,472           104,206           81,910            71,955
Administration and fund accounting fees               119,578            83,365           65,528            57,564
Federal and state registration fees                    17,343            14,961           14,369            13,089
Transfer agent fees and expenses                       15,103            15,191           15,517            15,436
Directors' fees and expenses                           11,639            10,870           10,205             9,976
Custody fees                                           14,524            11,863           10,100            45,143
Pricing expenses                                        9,810             2,942            3,671            35,858
Audit fees                                             11,150            11,150           11,150            11,150
Legal fees                                              7,023             5,707            3,849             3,641
Amortization of organizational costs                    5,856             5,856            5,856             5,856
Miscellaneous                                          12,321             8,627            6,507             5,913
                                                -------------      -------------     -----------      ------------

   Total Expenses Before Waivers                      642,869           587,356          474,393           534,618
Waiver of expenses                                   (134,663)                -                -            (2,124)
                                                -------------      -------------     -----------      ------------
   Net Expenses                                       508,206           587,356          474,393           532,494
                                                -------------      -------------     -----------      ------------

NET INVESTMENT INCOME                               3,596,258           355,341          165,232           210,348
                                                -------------      -------------     -----------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM
   INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments            (1,530,968)        3,080,958        1,417,363         2,138,269
Net realized loss on foreign currency transactions          -                 -                -          (728,574)
Net change in unrealized appreciation
   (depreciation) on investments                     1,128,647        (2,653,456)       1,870,510         2,644,022
Net change in unrealized appreciation on
   translation of assets and liabilities
   in foreign currency                                      -                 -                -        (2,465,796)
                                                -------------      -------------     -----------      ------------
Net gain (loss) on investments and foreign
   currency transactions                             (402,321)          427,502        3,287,873         1,587,921
                                                -------------      -------------     -----------      ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                $ 3,193,937      $    782,843      $ 3,453,105      $  1,798,269
                                                =============      =============     ===========      ============



SEE NOTES TO THE FINANCIAL STATEMENTS.

                                                                               JOHNSONFAMILY FUNDS ANNUAL REPORT   23


STATEMENTS OF CHANGES IN NET ASSETS


                                                          INTERMEDIATE                       LARGE CAP
                                                        FIXED INCOME FUND                   EQUITY FUND
                                                --------------------------------   ----------------------------------
                                                   FISCAL YEAR      FISCAL YEAR      FISCAL YEAR     FISCAL YEAR
                                                      ENDED            ENDED            ENDED            ENDED
                                                OCTOBER 31, 2000 OCTOBER 31,1999   OCTOBER 31, 2000 OCTOBER 31, 1999
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                           $  3,596,258      $  3,372,553    $     355,341    $     302,965
Net realized gain (loss) on investments           (1,530,968)         (481,470)       3,080,958        4,420,822
Net realized gain (loss) on foreign
   currency transactions                                   -                 -                -                -
Net change in unrealized appreciation
   (depreciation) on investments                   1,128,647        (4,300,765)      (2,653,456)      (2,231,221)
Net change in unrealized appreciation
   (depreciation) on translation of assets and
   liabilities in foreign currency                         -                 -                -                -
                                                ------------      ------------     -------------    ------------
     Net Increase (Decrease) in Net Assets
     Resulting from Operations                     3,193,937        (1,409,682)         782,843        2,492,566
                                                ------------      ------------     -------------    ------------

DISTRIBUTIONS PAID FROM:
Net investment income                             (3,617,548)       (3,366,744)        (335,148)        (313,114)
Net realized gains                                         -           (38,627)      (4,425,774)        (295,454)
                                                ------------      ------------     -------------    ------------
     Total Distributions                          (3,617,548)       (3,405,371)      (4,760,922)        (608,568)
                                                ------------      ------------     -------------    ------------

SHARE TRANSACTIONS:
Shares sold                                       12,260,063        16,417,262       14,473,384       16,303,716
Proceeds from reinvestment of distributions        1,806,860         1,927,071        2,538,232          334,576
Shares redeemed                                  (16,922,234)      (19,955,245)     (17,876,269)     (13,032,873)
                                                ------------      ------------     -------------    ------------
   Net Increase (Decrease) from Share
      Transactions                                (2,855,311)       (1,610,912)        (864,653)       3,605,419
                                                ------------      ------------     -------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS           (3,278,922)       (6,425,965)      (4,842,732)       5,489,417

NET ASSETS:
Beginning of period                               61,623,673        68,049,638       46,422,405       40,932,988
                                                ------------      ------------     -------------    ------------

End of period                                   $ 58,344,751      $ 61,623,673     $ 41,579,673     $ 46,422,405
                                                ============      ============     ============     ============

Undistributed net investment income
   included in net assets at end of period      $     11,232      $     29,991     $     47,491     $     24,767
                                               =============      ============     ============     ============







SEE NOTES TO THE FINANCIAL STATEMENTS.

24   JOHNSONFAMILY FUNDS ANNUAL REPORT


                             SMALL CAP                            INTERNATIONAL
                            EQUITY FUND                            EQUITY FUND
              ------------------------------------     --------------------------------------
                FISCAL YEAR         FISCAL YEAR           FISCAL YEAR         FISCAL YEAR
                    ENDED               ENDED                 ENDED               ENDED
              OCTOBER 31, 2000    OCTOBER 31, 1999      OCTOBER 31, 2000    OCTOBER 31, 1999
---------------------------------------------------------------------------------------------
             $      165,232        $      86,829         $    210,348       $     245,499
                  1,417,363             (869,815)           2,138,269               9,456

                          -                    -             (728,574)             44,127

                  1,870,510            1,189,176            2,644,022           4,266,674


                          -                   -            (2,465,796)           (986,131)
                -----------          -----------          ------------        -----------

                  3,453,105              406,190            1,798,269           3,579,625
                -----------          -----------          ------------        -----------


                    (94,724)            (23,144)             (220,851)           (193,724)
                          -                  -                (78,415)             (1,640)
                -----------          -----------          ------------        -----------
                    (94,724)            (23,144)             (299,266)           (195,364)
                -----------          -----------          ------------        -----------

                 11,903,897           12,902,203            9,205,934           7,469,503
                     61,492              16,934               163,875             124,825
                (11,071,360)          (6,071,115)          (8,040,293)         (4,918,550)
                -----------          -----------          ------------        -----------
                    894,029            6,848,022            1,329,516           2,675,778
                -----------          -----------          ------------        -----------

                  4,252,410            7,231,068            2,828,519           6,060,039


                 30,062,403           22,831,335           25,918,008          19,857,969
                -----------          -----------          ------------        -----------

                $34,314,813          $30,062,403          $28,746,527         $25,918,008
                ===========          ===========          ===========         ===========


               $    140,051        $      67,012        $     206,703        $    220,849
                ===========          ===========          ===========         ===========


                                                      JOHNSONFAMILY FUNDS ANNUAL REPORT   25



FINANCIAL HIGHLIGHTS


                                                  INTERMEDIATE                               LARGE CAP
                                                FIXED INCOME FUND                           EQUITY FUND
                                   -------------------------------------------------------------------------------------------------
                                      FISCAL YEAR   FISCAL YEAR                 FISCAL YEAR   FISCAL YEAR
                                         ENDED        ENDED     PERIOD ENDED       ENDED        ENDED       PERIOD ENDED
                                    OCT. 31, 2000 OCT. 31, 1999 OCT. 31, 19981 OCT. 31, 2000 OCT. 31, 1999 OCT. 31, 19981
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $ 9.50       $10.27      $10.00          $10.06       $ 9.59      $10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                     0.56         0.54        0.31            0.08         0.07        0.03
Net realized and unrealized gain (loss)
   on investments and foreign
   currency transactions                 (0.06)       (0.77)       0.27            0.12         0.54       (0.42)
                                        ------       ------      ------          ------       ------      ------
     Total from Investment Operations     0.50        (0.23)       0.58            0.20         0.61       (0.39)
                                        ------       ------      ------          ------       ------      ------

LESS DISTRIBUTIONS PAID:
From net investment income               (0.56)       (0.53)      (0.31)          (0.08)       (0.07)      (0.02)
From capital gains                           -        (0.01)         -            (0.95)       (0.07)          -
                                        ------       ------      ------          ------       ------      ------
     Total Distributions                 (0.56)       (0.54)      (0.31)          (1.03)       (0.14)      (0.02)
                                        ------       ------      ------          ------       ------      ------

NET ASSET VALUE, END OF PERIOD          $ 9.44       $ 9.50      $10.27          $ 9.23       $10.06      $ 9.59
                                        ======       ======      ======          ======       ======      ======

TOTAL RETURN2                            5.60%     (2.26)%       5.89%            2.34%        6.33%     (3.87)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (000s)       $58,345     $61,624     $68,050          $41,580      $46,422     $40,933
Ratio of expenses to average net assets,
   net of waivers3                       0.85%       0.85%       0.85%            1.41%        1.39%       1.45%
Ratio of net investment income to
   average net assets, net of waivers3   6.01%       5.44%       5.32%            0.85%        0.66%       0.55%
Ratio of expenses to average net assets,
   before waivers3                       1.08%       1.07%       1.11%            1.41%        1.39%       1.45%
Ratio of net investment income to
   average net assets, before waivers3   5.78%       5.22%       5.06%            0.85%        0.66%       0.55%
Portfolio turnover rate2                   65%         91%         47%              60%          76%         27%

1 COMMENCED OPERATIONS ON MARCH 31, 1998
2 NOT ANNUALIZED -- FOR THE PERIODS
  LESS THAN A FULL YEAR
3 ANNUALIZED -- FOR THE PERIODS LESS THAN A FULL YEAR
  SEE NOTES TO THE FINANCIAL STATEMENTS.

26   JOHNSONFAMILY FUNDS ANNUAL REPORT



                                               SMALL CAP                                 INTERNATIONAL
                                              EQUITY FUND                                 EQUITY FUND
                               ------------------------------------------    --------------------------------------------------
                                 FISCAL YEAR  FISCAL YEAR                    FISCAL YEAR   FISCAL YEAR
                                    ENDED        ENDED      PERIOD ENDED         ENDED        ENDED      PERIOD ENDED
                               OCT. 31, 2000 OCT. 31, 1999 OCT. 31, 19981    OCT. 31, 2000 OCT. 31, 1999 OCT. 31, 19981
-------------------------------------------------------------------------------------------------------------------------------
                                   $ 8.35      $ 8.22         $10.00            $10.47       $ 8.97          $10.00


                                     0.05        0.03              -              0.08         0.09            0.09


                                     0.89        0.11          (1.78)             0.67         1.50           (1.12)
                                   ------      ------         ------            ------       ------          ------
                                     0.94        0.14          (1.78)             0.75         1.59           (1.03)
                                   ------      ------         ------            ------       ------          ------


                                    (0.03)      (0.01)             -             (0.09)       (0.09)              -
                                        -           -              -             (0.03)           -               -
                                   ------      ------         ------            ------       ------          ------
                                    (0.03)      (0.01)             -             (0.12)       (0.09)              -
                                   ------     -------        -------           -------       ------         -------

                                   $ 9.26      $ 8.35         $ 8.22            $11.10       $10.47         $  8.97
                                   ======      ======         ======            ======       ======         =======
                                    11.24%       1.67%        (17.80)%            7.15%       17.85%         (10.30)%


                                  $34,315     $30,062        $22,831           $28,747      $25,918         $19,858

                                     1.45%       1.47%          1.50%             1.85%        1.85%           1.85%

                                     0.50%       0.30%          0.03%             0.71%        1.08%           1.85%

                                     1.45%       1.47%          1.57%             1.85%        1.86%           1.96%

                                     0.50%       0.30%         (0.04)%            0.71%        1.07%           1.74%
                                       75%         83%             3%               40%          13%              6%



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   27

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2000



1. ORGANIZATION

JohnsonFamily Funds, Inc. (the "Company") was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2000, the only series presently authorized are the JohnsonFamily Intermediate Fixed Income Fund, the JohnsonFamily Large Cap Equity Fund, the JohnsonFamily Small Cap Equity Fund and the JohnsonFamily International Equity Fund (individually referred to as a "Fund" and collectively as the "Funds").

As of March 31, 1998, assets of the common and commingled trust funds of the Johnson Heritage Fund for Income and the Johnson Heritage Income Fund were transferred to the JohnsonFamily Intermediate Fixed Income Fund and assets of the common and commingled trust funds of the Johnson Heritage Equity Income Fund and Johnson Value Fund were transferred to the JohnsonFamily Large Cap Equity Fund under Section 584(h) of the Internal Revenue Code. These transfers were treated as a tax-free event. To qualify as a tax-exempt transaction, the securities were transferred at market value with the original cost basis and purchase dates being retained for book and tax purposes.


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States.

A. INVESTMENT VALUATION
Equity securities listed on a recognized U.S. or foreign securities exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Unlisted equity securities for which market quotations are readily available will be valued at the most recent bid price. Equity securities listed on a recognized U.S. or foreign securities exchange for which there were no transactions are valued at the closing bid prices. Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service. Debt instruments maturing within 60 days are valued at amortized cost which approximates fair value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Johnson Asset Management Inc. (the "Adviser") pursuant to guidelines established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Funds have elected to separately disclose the results of operations due solely to the changes in foreign currency rates.

C. FOREIGN CURRENCY EXCHANGE CONTRACTS
The Funds are authorized to enter into foreign currency contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of a Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. At October 31, 2000, the International Equity Fund has no such contracts outstanding.


28   JOHNSONFAMILY FUNDS ANNUAL REPORT

D. ORGANIZATIONAL COSTS
Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Funds commenced their investment activities. If any of the original shares of the Funds, purchased by the initial shareholder are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized costs as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Funds being redeemed by the total number of original shares outstanding at the time of redemption.

E. FEDERAL INCOME AND EXCISE TAXES
Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders. As of October 31, 2000, the Intermediate Fixed Income Fund has capital loss carryforwards of $481,470 and $1,530,968 expiring in 2007 and 2008, respectively.

F. DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income, if any, will be declared and paid monthly for the Intermediate Fixed Income Fund, quarterly for the Large Cap Equity Fund and annually for both the Small Cap Equity and International Equity Funds. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at October 31, 2000, reclassifications were recorded to increase (decrease) undistributed net investment income by $2,531, $2,531, $2,531 and $(3,643), increase accumulated net realized gain or decrease accumulated net realized loss on investments and foreign currency transactions by $0, $0, $0 and $6,174 and decrease paid-in-capital by $2,531, $2,531, $2,531 and $2,531 for the Intermediate Fixed Income Fund, Large Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, respectively. The Funds hereby designated approximately $2,741,800 and $1,219,750 for the Large Cap Equity Fund and the International Equity Fund, respectively, as long-term capital gains for purposes of the dividends paid deduction. For the year ended October 31, 2000, 5.24%, 100.00%, 100.00% and 0.00% of dividends from taxable income, and short-term capital gains, for the Intermediate Fixed Income Fund, Large Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Corporate actions for foreign securities are recorded as soon as the information is available to the Funds.

H. EXPENSES
The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

I. USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   29

3. CAPITAL STOCK

Transactions in shares of capital stock were as follows:

                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000
                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND       EQUITY FUND      EQUITY FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                         1,307,665         1,632,309        1,369,525           813,375
Shares issued to holders in reinvestment
     of dividends                                     193,460           284,198            7,101            14,287
Shares redeemed                                    (1,805,880)       (2,023,877)      (1,270,120)         (712,781)
                                                   ----------        ----------       ----------        ----------
Net increase (decrease)                              (304,755)         (107,370)         106,506           114,881
                                                   ==========        ==========       ==========        ==========


                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND       EQUITY FUND      EQUITY FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                         1,669,046         1,592,118        1,531,197           750,220
Shares issued to holders in reinvestment
     of dividends                                     195,667            32,605            1,990            13,057
Shares redeemed                                    (2,001,261)       (1,276,829)        (712,097)         (502,287)
                                                   ----------        ----------       ----------        ----------
Net increase (decrease)                              (136,548)          347,894          821,090           260,990
                                                   ==========        ==========       ==========        ==========


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended October 31, 2000 are as follows:

                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND       EQUITY FUND      EQUITY FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases                                         $18,774,729       $24,196,423      $23,003,759       $12,500,716
Sales                                              26,023,477       28,687,227        23,428,629        10,552,264


Purchases and sales of U.S. government securities for the Intermediate Fixed Income Fund for the year ended October 31, 2000, were $17,509,403 and $14,904,796, respectively.

At October 31, 2000, gross unrealized appreciation and depreciation of securities, based on the cost of investments for financial reporting and federal income tax purposes of $59,196,624, $40,984,101, $33,338,887 and $27,424,726 for
the Intermediate Fixed Income, Large Cap Equity, Small Cap Equity, and International Equity Funds, respectively were as follows:


                                                INTERMEDIATE          LARGE CAP        SMALL CAP     INTERNATIONAL
                                            FIXED INCOME FUND       EQUITY FUND      EQUITY FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation                           $   306,942       $ 4,387,481      $ 3,366,158        $3,616,659
Unrealized depreciation                            (1,739,209)       (5,361,124)      (4,172,798)       (2,581,335)
                                                  -----------       -----------      -----------        ----------
Net unrealized appreciation (depreciation)        $(1,432,267)      $  (973,643)     $  (806,640)       $1,035,324
                                                  ===========       ============     ============       ==========




30   JOHNSONFAMILY FUNDS ANNUAL REPORT

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

The Funds have an agreement with the Adviser, with whom certain officers and Directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.45% for the Intermediate Fixed Income Fund, 0.75% for the Large Cap Equity Fund and the Small Cap Equity Fund and 0.90% for the International Equity Fund.

Under the investment advisory agreements, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.50% of the average daily net assets of the Intermediate Fixed Income Fund, or 2.50% of each of the Large Cap Equity Fund, Small Cap Equity Fund and International Equity Fund, the Adviser will reimburse the Funds for the amount of such excess. Additionally, for the year ended October 31, 2000, the Adviser has voluntarily agreed to reimburse the Funds to the extent aggregate annual operating expenses exceed 0.85%, 1.45%, 1.50%, and 1.85% of the average daily net assets of the Intermediate Fixed Income Fund, Large Cap Equity Fund, Small Cap Equity Fund, and International Equity Fund, respectively. For the year ended October 31, 2000, the Adviser reimbursed the Intermediate Fixed Income Fund and International Equity Fund $134,663 and $2,124, respectively.

State Street Bank and Trust acts as custodian (the "custodian") for the Funds. Fees of the custodian are being paid on the basis of the net assets of the Funds. The custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.


6. ADMINISTRATION, SERVICE AND DISTRIBUTION PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, each Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of each Fund at an annual rate of up to 0.25% of the Fund's average daily net assets.

Effective November 1, 2000, the JohnsonFamily Funds Board of Directors approved a change in the Administrator from Sunstone Financial Group, Inc. to SEI Investments Mutual Funds Services, a change in the Distributor from Sunstone Distribution Services, LLC to SEI Investments Distribution Co. and a change in the transfer agent from Sunstone Financial Group, Inc. to Forum Shareholder Services, LLC.


                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   31

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF JOHNSONFAMILY FUNDS, INC.:

We have audited the accompanying statements of assets and liabilities of JohnsonFamily Funds, Inc. (the "Funds" or the "Company," a Maryland corporation, which includes the JohnsonFamily Intermediate Fixed Income Fund, JohnsonFamily Large Cap Equity Fund, JohnsonFamily Small Cap Equity Fund and JohnsonFamily International Equity Fund), including the schedules of investments, as of October 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the periods then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JohnsonFamily Funds, Inc. as of October 31, 2000, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the periods then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
November 15, 2000



32   JOHNSONFAMILY FUNDS ANNUAL REPORT
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This report has been prepared for the general information of JohnsonFamily Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current JohnsonFamily Funds prospectus, which contains more complete information about JohnsonFamily Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

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                               JohnsonFamily Funds
                                 P.O. Box 515
                              Racine, WI 53401-0515
JFS-F-002-01